Select Growth Portfolio	Series 00D [ 12/20/2000 - Current Offering ] | cusip: 29471T584
Fund Overview
As of December 29, 2000
Closing NAV: 1.04823	Previous Close: 1.06968	Change: -0.02145	% Change: -2.00527%

The Objective:
The Portfolio seeks capital appreciation by investing in stocks selected for their growth potential.

The Strategy:
Defined Asset Funds ® , with the help of Portfolio Consultant Netfolios, Inc. (formerly known as O'Shaughnessy Capital Management, Inc.), applies a quantitative model to select stocks for their potential for growth in earnings per share, reasonable valuation levels and strong recent price performance.

The Portfolio then holds the screened growth stocks for about one year. When the Portfolio ends, you can choose to roll your investment into a new Select Growth Portfolio, if available, or you can redeem your investment. Although this is a one-year investment, we suggest you continue with this Strategy for at least three to five years for potentially more consistent results.

Offered By: This portfolio is offered by Merrill Lynch (SGP00D), Salomon Smith Barney (SGP00D), Morgan Stanley Dean Witter (MGROW00D); Special Dealer - PaineWebber (SGP00D).
Portfolio Holdings

The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of Friday, December 29, 2000
Security	Symbol	Price	% of Portfolio
Family Dollar Stores, Inc.	FDO	21.44	10.91
Bally Total Fitness	BFT	33.88	10.83
Jones Apparel Group Inc.	JNY	32.19	10.50
MBNA Corporation	KRB	36.94	10.37
Sensormatic Electronics Corporation	SRM	20.06	10.21
Tyco International Limited	TYC	55.50	10.14
Ruby Tuesday, Inc.	RI	15.25	10.10
CEC Entertainment Inc.	CEC	34.13	9.58
Oakley, Inc.	OO	13.50	9.03
Power-One, Inc.	PWER	39.31	8.47

Selection Methodology:

The Portfolio Consultant applies its quantitative model to identify stocks with the following characteristics: expected growth rates of earnings per share of at least 20% over the next fiscal year; expected annual earnings growth rates of at least 20% over the next three to five years; a price/earnings ratio not exceeding the expected earnings growth rate over the next three to five years; strong price performance in the six months prior to the application of the model; and a minimum market capitalization of $750 million. Finally, the Defined Asset Funds Research Group selects the ten stocks considered most attractive.

Past Performance of Prior Series
Performance From Inception Through September 30, 2000 Including Annual Rollovers				Most Recently Completed Portfolio
Series	Inception Date	Cumulative Total Return	Annualized Return	Offer to End Date	Annualized Return
Series A	2/14/95	582.35%	40.65%	2/25/99 - 4/5/00	151.04%
Series B	6/6/95	90.13%	12.83%	5/26/99 - 7/5/00	3.69%
Series C	8/1/95	40.46%	6.79%	8/24/98 - 10/1/99	43.53%
Series D	11/1/95	150.97%	20.58%	12/1/98 - 1/7/00	193.63%

Past performance is no guarantee of future results. Unit prices and investment returns fluctuate with changes in market conditions. Your investment may be worth more or less than your original cost when you redeem. Returns represent changes in unit price plus reinvestment of any distributions, divided by the initial offer price, and reflect deduction of maximum applicable sales charges and expenses. "From Inception" returns differ from "Most Recently Completed Portfolio" returns because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

Contact your Financial Professional for a free prospectus (or download one from this site) containing more complete information on any Defined Asset Fund, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Fees & Expenses

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including creation and development fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.242% of net assets)	$2.40

Estimated Organization Costs	$2.60

Volume Purchase Discounts
For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge (as a % of your investment) Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,000	0.25%
$250,000 to $999,999	0.00%

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

*These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Is this Fund appropriate for you?

Yes, if you want capital appreciation. You may benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers and industries.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

This Portfolio consists of aggressive growth stocks which are subject to extreme price volatility. The value of your investment will fluctuate with the prices of the underlying stocks.

This Portfolio is designed for investors who can assume the risks associated with equity investments, and generally is not appropriate for investors seeking capital preservation or current income.

This Portfolio is considered speculative and is not a complete equity investment program.

There can be no assurance that this Portfolio will meet its objective, or that unit price will not decrease.

It is unlikely that this Portfolio will change over its one-year life, even if the stock market decreases in value or adverse developments affect the stocks held.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
One (1) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period.
Tax Reporting

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).Please consult your tax advisor concerning state and local taxation.

The Chase Manhattan Bank
Unit Investment Trust Department
4 New York Plaza - 6th Floor
New York, New York 10004
1-800-323-1508

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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